As filed with the Securities and Exchange
Commission on March 27, 2020
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Soliciting Material Pursuant to §240.14a-12

Northwest Biotherapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NORTHWEST BIOTHERAPEUTICS, INC.
NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 18, 2020
Dear Stockholder:
You are hereby cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Northwest Biotherapeutics, Inc. (the “Company”), which will be held on April 18, 2020 at 1:00 p.m. (Eastern Time), and any adjournments or postponements of the Annual Meeting. Due to the emerging public health impact of the coronavirus outbreak (COVID-19), and to support the health and well-being of our employees, stockholders and community, the Annual Meeting of Stockholders will be held online and not in person. To make this meeting format as efficient as possible, we ask and encourage all stockholders to vote their proxy prior to the meeting either by phone, online or by proxy card.
To follow the Annual Meeting audio, registered stockholders will need to log on to a special Annual Meeting website described in your proxy. The website is www.meetingcenter.io/227204437, and the password is NWBO2020. Registered stockholders may vote prior to or during the meeting. As distinguished from registered stockholders, a beneficial stockholder whose shares are held through an intermediary has two voting options: The first voting option is to vote prior to the meeting through their bank, broker or proxy solicitor. The second voting option is to fill out the Voter Information Form (VIF) included in the proxy materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then submit such proxy to Computershare before Tuesday, April 14, 2020. We recommend the first voting option as much easier and more efficient than the second voting option. All stockholders may also vote when contacted by the Company’s proxy solicitation agent, Georgeson LLC. Beneficial stockholders who have voted before the meeting, may listen to the meeting by logging into the meeting link provided above and clicking on the guest registration tab. This proxy statement provides more details and numbers to call with any questions concerning all of these procedures occasioned by the current requirement to avoid an in person meeting. The Company also stands ready to help in any way.
We are holding the Annual Meeting for the following purposes:
1.
To elect two members to our Board of Directors to serve as Class I Directors for a term of three years;

2.
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
To hold an advisory vote on the frequency with which future advisory votes to approve executive compensation should be held; and

4.
To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

These matters are more fully described in the attached proxy statement (the “Proxy Statement”), which is made a part of this notice. At this point, we are not aware of any other business to be transacted at this Annual Meeting.
Only stockholders of record on our books at the close of business on February 21, 2020 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
The items to be considered are summarized in this Notice of the Annual Meeting of Stockholders and more fully described in the Proxy Statement. The Notice of the Annual Meeting of Stockholders, the Proxy Statement and the enclosed proxy card are first being mailed and made available starting on or about March 30, 2020 to all record holders of shares of our common stock as of the close of business on February 21, 2020. Shares of our common stock represented by proxies will be voted as described in the Proxy Statement or as specified by each stockholder.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”), which contains our consolidated financial statements for the fiscal year ended December 31, 2019, and other information of interest to stockholders, accompanies this notice and the Proxy Statement. This notice, the Proxy Statement and our 2019 Annual Report are also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.

If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent, Georgeson LLC:
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks and Brokers Call Toll-Free (866) 821-2550
Monday through Friday, 9:00 AM EDT – 11:00 PM EDT
Saturday, 12:00 PM EDT – 6:00 PM EDT
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
March 27, 2020
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE ONLINE, BY PHONE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE MEETING TO BE HELD ON APRIL 18, 2020:
The Notice of Annual Meeting and Proxy Statement and 2019 Annual Report is available at:
http://www.edocumentview.com/NWBO

i

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 18, 2020
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”), to be held on April 18, 2020 at 1:00 p.m. (Eastern Time), and any adjournments or postponements of the Annual Meeting. Due to the emerging public health impact of the coronavirus outbreak (COVID-19), and to support the health and well-being of our employees, stockholders and community, the Annual Meeting of Stockholders will be held online and not in person. To make this meeting format as efficient as possible, we ask and encourage all stockholders to vote their proxy prior to the meeting either by phone, online or by proxy card.
To follow the Annual Meeting audio, registered stockholders will need to log on to a special Annual Meeting website described in your proxy. The website is www.meetingcenter.io/227204437, and the password is NWBO2020. Registered stockholders may vote prior to or during the meeting. As distinguished from registered stockholders, a beneficial stockholder whose shares are held through an intermediary has two voting options: The first voting option is to vote prior to the meeting through their bank, broker or proxy solicitor. The second voting option is to fill out the Voter Information Form (VIF) included in the proxy materials, submit the VIF to Broadridge, receive a legal proxy from Broadridge and then submit such proxy to Computershare before Tuesday, April 14, 2020. We recommend the first voting option as much easier and more efficient than the second voting option. All stockholders may also vote when contacted by the Company’s proxy solicitation agent, Georgeson LLC. Beneficial stockholders who have voted before the meeting, may listen to the meeting by logging into the meeting link provided above and clicking on the guest registration tab. This proxy statement provides more details and numbers to call with any questions concerning all of these procedures occasioned by the current requirement to avoid an in person meeting. The Company also stands ready to help in any way.
The Board of Directors, or the “Board,” is soliciting proxies for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders.
Record Date and Share Ownership
Only stockholders of record on our books at the close of business on February 21, 2020 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the close of business on February 21, 2020, we had 630,252,281 shares of common stock outstanding and no shares of preferred stock outstanding. Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. Copies of the Notice of the Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) will be mailed to stockholders of record on or about March 30, 2020. Exhibits to the 2019 Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.
Attending the Online Annual Meeting and Voting During the Annual Meeting
To participate in the online Annual Meeting, registered stockholders will need the 16-digit control number included on the enclosed proxy card. The Annual Meeting will begin promptly at 1:00 p.m., Eastern Time. We encourage you to access the meeting prior to the start time to allow ample time for the check-in procedures.

While the website for the meeting will have an option for voting at the time of the meeting, we ask and encourage all stockholders to vote their proxy prior to the meeting either by phone, online or proxy card.
Voting by Proxy
Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Annual Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy online, by telephone using the toll-free number listed on the enclosed proxy card, or by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you vote online or by telephone, please do not also mail the enclosed proxy card. If you return your proxy to the Company, but fail to provide instructions with your proxy as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:
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FOR the election of Dr. Alton L. Boynton and Ambassador J. Cofer Black, as Class I Directors;

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FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

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FOR, on an advisory basis, every three years as the frequency with which stockholders are provided an advisory vote to approve executive compensation.

If other matters come before the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received any notice of other matters that may properly be presented at the Annual Meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. The Company has retained Georgeson LLC to solicit proxies for the Annual Meeting, and may use the services of other third-parties to solicit proxies for the Annual Meeting (in which case the Company may also compensate such other third-parties for services rendered). We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.
Revoking a Proxy
You may revoke your proxy at any time prior to the start of the Annual Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance online at the Annual Meeting will not itself be deemed to revoke your proxy unless you vote online during the Annual Meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.
Quorum Required
A quorum of stockholders is necessary to hold a valid meeting of stockholders. A majority of shares entitled to vote generally in the election of directors at the Annual Meeting which are present online at the Annual Meeting or represented by proxy shall constitute a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.
Votes Required for Approval; Broker Non-Votes
Each holder of common stock is entitled to one vote for each share of common stock held on all matters to be voted on at the Annual Meeting. As of February 21, 2020, there were 630,252,281 shares of our common stock outstanding and entitled to vote at the Annual Meeting. As of February 21, 2020, there were no shares of preferred stock outstanding and entitled to vote at the Annual Meeting.

For Proposal No. 1, the directors will be elected by a plurality of all votes properly cast online, by telephone or proxy, at the Annual Meeting, assuming a quorum is present. For Proposal No. 2, the affirmative vote of a majority of the votes cast at the meeting is required to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2020. For Proposal No. 3, the frequency receiving the greatest number of votes cast at the meeting (i.e., receiving a plurality of the votes cast at the Annual Meeting) shall be deemed the recommendation of the stockholders for the frequency of future advisory votes to approve executive compensation.
With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for,” “against” or “abstaining” with respect to such routine matters. Proposal No. 2, the ratification of the selection of our independent registered public accounting firm, is the only “routine” matter that is being presented at the Annual Meeting.
With respect to “non-routine” matters, such as the election of directors, a bank, brokerage firm, or other nominee is not permitted under the rules governing self-regulatory organizations, or SRO rules, to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but not for determining the number of shares voted “for,” “against,” “abstaining” or “withheld from” with respect to such non-routine matters.
Proxy Solicitation
The Company has retained the services of Georgeson LLC, and may retain the services of other third-parties, to solicit the proxies of certain stockholders for the Annual Meeting. The cost of such services to be rendered by Georgeson LLC is estimated to be $40,000, plus reimbursement of reasonable out-of-pocket expenses. In addition, certain of the Company’s officers and employees (who will receive no extra compensation for their services) may solicit proxies.
Householding
Stockholders of record who reside at the same address will receive a single copy of our 2019 Annual Report, Proxy Statement and Notice of the Annual Meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.
If you receive multiple copies of our 2019 Annual Report, Proxy Statement and Notice of the Annual Meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below, and we will modify our future mailings in accordance with your request. If you hold your shares in “street name,” you should contact your broker or nominee regarding combining mailings.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Directors and Nominees for Director
We have a classified Board of Directors currently consisting of two Class I Directors (Dr. Alton L. Boynton and Ambassador J. Cofer Black), one Class II Director (Mr. Jerry Jasinowski) and two Class III Directors (Ms. Linda F. Powers and Dr. Navid Malik). Dr. Alton L. Boynton and Ambassador J. Cofer Black were elected in December 2016 as Class I Directors to serve for a three-year term that expires at the Annual Meeting.
At each annual meeting of stockholders, the applicable Class directors are elected to succeed those whose terms are expiring. This year, two Class I Directors will be presented to the stockholders for election to a three-year term. The Class II Director was elected to a three-year term in January 2018 and the Class III Directors were elected to a three-year term in February 2019.
The persons named in the enclosed proxy will vote to elect Dr. Alton L. Boynton and Ambassador J. Cofer Black as Class I Directors unless your proxy is marked otherwise. Dr. Boynton and Ambassador Black have indicated their willingness to serve, if elected. If either should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Dr. Boynton and Ambassador Black will be unable to serve if elected.
Set forth below is the name and age of each member of our Board (including Dr. Boynton and Ambassador Black, the nominees for election as Class I Directors), and the positions and offices held by him or her, his or her principal occupation and business experience during at least the past five years, the names of other publicly held companies of which he or she serves as a director and the year of the commencement of his or her term as a member of our Board.
Vote Required for Approval
Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the Class I nominees receiving the highest number of votes cast will be elected.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the election of the nominees named in this proxy statement.
If you are a beneficial owner of shares of common stock held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.
Recommendation
We recommend that you vote FOR Dr. Alton L. Boynton and Ambassador J. Cofer Black as Class I Directors.
Family Relationships
There are no family relationships between any of our directors or executive officers.

Directors
Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of March 25, 2020 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
Linda F. Powers	64	Class III Director, Chairperson, President and Chief Executive Officer
J. Cofer Black	70	Class I Director
Dr. Alton L. Boynton	75	Class I Director, Chief Scientific Officer
Jerry Jasinowski	81	Class II Director
Dr. Navid Malik	51	Class III Director
Director Biographies
Linda F. Powers.   Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007 and Chief Executive Officer and President since June 8, 2011. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III thereafter. She also has over 15 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing. Ms. Powers is or was previously a Board member of the Rosalind Franklin Society, M2GEN (an affiliate of Moffitt Cancer Center) and the Chinese Biopharmaceutical Association. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served an additional eleven years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and was appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of several private biotechnology companies. Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.
J. Cofer Black.   Ambassador Black was appointed to the Board of Directors in January 2016. Ambassador Black is an internationally renowned U.S. government leader and expert in cybersecurity, counterterrorism and national security. Since 2009, he has served as Vice President for Global Operations at Blackbird Raytheon Technologies, a division of Raytheon Company, a NYSE-listed security company. From 2004 until 2008, he provided strategic guidance and business development as Vice Chairman of Blackwater Worldwide and as Chairman of Total Intelligence Solutions. During 2002 – 2005, he was appointed by the President of the United States to serve as the Ambassador, Coordinator for Counterterrorism, reporting directly to the Secretary of State for developing, coordinating and implementing American counterterrorism policy. Prior to his role as Ambassador, he served a 28-year career in the Central Intelligence Agency, reaching Senior Intelligence Service (SIS-4) level as Director, Counterterrorist Center (D/CTC), where he managed 1,300 professional personnel and an annual operational budget of more than one billion dollars. Ambassador Black is experienced representing the United States at the Head of State level, managing media as a diplomatic spokesperson and in public speaking as keynote speaker both as a senior U.S. Government official and business leader. Ambassador Black has received numerous awards and recognitions throughout his career, including the Distinguished Intelligence Medal (the CIA’s highest award for achievement). Ambassador Black received a B.A. in International Affairs from the University of Southern California in 1973 and an M.A. in International Affairs from the University of Southern California in 1974. We believe Ambassador Black’s background and experience make him well qualified to serve as a Director.
Alton L. Boynton, Ph.D.   Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.
Jerry Jasinowski.   Mr. Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the boards of directors of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.
Dr. Navid Malik.   Dr. Malik was appointed to the Board of Directors in April 2012. Dr. Malik was previously the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an institutional stockbroking securities firm. From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two StarMine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors). Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Marcum served as our independent registered public accounting firm for the fiscal year ended December 31, 2019. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment for the fiscal year ending December 31, 2020. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.
Representatives of Marcum are not expected to be present at the Annual Meeting.
Vote Required for Approval
Ratification of the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record and you return a signed and dated proxy card, unless you give specific instructions to the contrary, your shares of common stock will be voted for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Recommendation
The Board unanimously recommends that you vote FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL NO. 3 — ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
In accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and more specifically, Section 14A of the Exchange Act which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are required to seek a nonbinding advisory stockholder vote regarding the frequency of submission to stockholders of a “say on pay” advisory vote to approve executive compensation. The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on our executive compensation programs either every three years, every two years, or every year. Although this vote is advisory and nonbinding, the Board of Directors will review voting results and give consideration to the outcome of such voting.
In accordance with the stockholders’ recommendation at the Company’s annual meeting of stockholders held in 2014, the current frequency of the advisory vote of stockholders to approve executive compensation is once every three years. Unless the Board of Directors modifies its policy regarding the frequency of future “say on pay” advisory votes, the next such advisory vote will occur at the Company’s next annual meeting of stockholders, which is expected to be held in 2021.
Our Company is a clinical stage company involved in multiple clinical trials, which involve multi-year activities. Accordingly, as indicated below, the Board recommends that you vote in favor of holding an advisory vote to approve our executive compensation program once every three years.
Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year, or abstain from voting.
As indicated above, the stockholder vote on the frequency of future nonbinding stockholder votes to approve executive compensation will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or the Board. The vote will not be construed to create or imply any change to our Company’s fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board. Notwithstanding the foregoing, the Board will review the results of this proposal and consider such results in determining the frequency on which to hold future “say on pay” advisory votes.
Vote Required for Approval
The frequency — every three years, two years or one year — receiving the greatest number of votes cast (i.e., receiving a plurality of the votes cast at the Annual Meeting) shall be deemed the recommendation of the stockholders for the frequency of future advisory votes to approve executive compensation.
Voting by the Proxies
The proxies will vote your shares of common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the option of every three years as the frequency with which stockholders are provided an advisory vote to approve executive compensation.
Recommendation
We recommend that you vote FOR the option of every three years as the frequency with which stockholders are provided an advisory vote to approve executive compensation, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding the beneficial ownership of our common stock as of March 25, 2020 by:
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each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our equity securities;

•
our directors and nominees for director;

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each of our named executive officers, as defined in Item 402(a)(3) of Regulation S-K; and

•
our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of March 25, 2020. Shares issuable pursuant to the exercise of stock options and warrants exercisable on or prior to the date 60 days after March 25, 2020 are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our transfer agent, Computershare Trust Company, N.A., the Company’s records and from Schedules 13D and 13G filed with the SEC.
Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	11,034,937	1.6%
Marnix L. Bosch, Ph.D., M.B.A.(3)	7,997,379	1.2%
Linda F. Powers(4)	107,983,329	14.6%
Leslie J. Goldman(5)	24,672,742	3.6%
Dr. Navid Malik(6)	9,075,000	1.4%
Jerry Jasinowski(7)	7,444,204	1.1%
J. Cofer Black(8)	1,715,000	*%
Jean M. Davis(9)	643,055	*%
All executive officers and directors as a group (eight persons)	170,565,646	21.3%

*
Less than 1%.

(1)
Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 660,005,257 shares of common stock issued and outstanding as of March 25, 2020. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares of common stock beneficially owned and the percentage of ownership of such person, we deemed to be outstanding all shares of common stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 25, 2020. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Consists of  (i) 12,189 shares of common stock held by Dr. Boynton and (ii) 11,022,748 shares of common stock underlying options that are currently exercisable.

(3)
Consists of  (i) 9,802 shares of common stock held by Dr. Bosch and (ii) 7,987,577 shares of common stock underlying options that are currently exercisable.

(4)
Consists of  (i) 29,411,759 shares of common stock held by Ms. Powers, (ii) 39,371,570 shares of common stock underlying currently exercisable warrants, and (iii) 39,200,000 shares of common stock underlying currently exercisable options.

(5)
Consists of  (i) 172,742 shares of common stock held by Mr. Goldman and (ii) 24,500,000 shares of common stock underlying currently exercisable options.

(6)
Consists of  (i) 10,000 shares of common stock held by Dr. Malik and (ii) 9,065,000 shares of common stock underlying currently exercisable options.

(7)
Consists of  (i) 1,891,347 shares of common stock held by Mr. Jasinowski, (ii) 652,857 shares of common stock underlying currently exercisable warrants, and (iii) 4,900,000 shares of common stock underlying currently exercisable options.

(8)
Consists of 1,715,000 shares of common stock underlying currently exercisable options held by Ambassador Black.

(9)
Consists of 643,055 shares of common stock underlying currently exercisable options held by Ms. Davis.

CORPORATE GOVERNANCE MATTERS
Board Leadership Structure
The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in the Company’s and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us, and is thus, we believe, best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which require heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. Our lead independent director is Mr. Jerry Jasinowski.
Board of Directors’ Role in Risk Oversight
The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors and/or through the full Board. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Conduct. The Compensation Committee oversees risks arising from our compensation policies and programs and has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs. The Company also performed an enterprise-wide risk assessment as well as an enterprise-wide fraud risk assessment during 2019 and will update such assessments on an annual basis.
Director Independence
Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Board of Directors has determined each of Messrs. Malik and Jasinowski, and Ambassador Black to be independent.
Audit Committee
The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee discusses the financial statements with management, approves filings made with the SEC and maintains the necessary discussions with the Company’s independent accountants. The Audit Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Audit Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that Jerry Jasinowski, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. Our Board has determined that each member of the Audit Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the Nasdaq Stock Market Rules. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act.
Compensation Committee
The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our equity compensation plans. The Compensation Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that each member of the Compensation Committee is “independent” under the current listing standards of Nasdaq. The Compensation Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/. The Compensation Committee does not delegate its authority pursuant to its written charter.
Conflicts Committee
The Conflicts Committee is responsible for review and evaluation of related party matters including related party transactions. The Conflicts Committee currently consists of Ambassador Black, Mr. Jasinowski and Dr. Malik. Our Board of Directors has determined that each member of the Conflicts Committee is “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market Rules. The Conflicts Committee acts under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/. The Conflicts Committee does not delegate its authority pursuant to its written charter.
Nominations Committee
The Nominations Committee is responsible for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; and effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates and reviewing the Company’s Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees who have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors. The Nominations Committee operates under a written charter, which is posted on our website at www.nwbio.com/board-committee-charters/.
The Nominations Committee currently consists of Messrs. Malik and Jasinowski. The Board of Directors has determined that each member of the Nominations Committee is “independent” under the current listing standards of Nasdaq. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.
Information Regarding Meetings of the Board and Committees
The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2019, the Board met 14 times and also conducted business by written consent. During the fiscal year ended December 31, 2019, the Audit Committee held 4 meetings, the Compensation Committee held 4 meetings, the Conflicts Committee held one meeting and the Nominations Committee did not hold any meetings. Each person who was a director during 2019 attended at least 75% of the Board meetings. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. All five of our directors attended our last annual meeting of stockholders.
Code of Conduct
We have an established Code of Conduct applicable to all Board members, executive officers and employees. Our Code of Conduct is posted on our website at www.nwbio.com.
Recommendation of Director Candidates
The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a recommendation in advance of next year’s Annual Meeting, a stockholder must provide written notification to our corporate secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s Annual Meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.
The notice must include the information specified in our bylaws, including the following: (a) as to each proposed candidate, (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice, (i) the name and address, as they appear in our records, of such stockholder, (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder, and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

EXECUTIVE OFFICERS
The following table sets forth information regarding the Company’s current executive officers.
Name	Age	Position
Linda F. Powers	64	Class III Director, Chairperson, President and Chief Executive Officer
Alton L. Boynton, Ph.D.	75	Class I Director, Chief Scientific Officer
Leslie J. Goldman	74	Senior Vice President, General Counsel
Marnix L. Bosch, Ph.D.	61	Chief Technical Officer
Jean M. Davis	48	Chief Financial Officer, Chief Accounting Officer and Interim Chief Information Officer
Linda F. Powers. Please see “Director Biographies” above.
Alton L. Boynton, Ph.D. Please see “Director Biographies” above.
Leslie J. Goldman joined us in June 2011, and serves as Senior Vice President and General Counsel. In this capacity, Mr. Goldman has responsibility for legal matters, investor relations and financing activities. Prior to joining us, Mr. Goldman was a partner at the law firm of Skadden, Arps for over 30 years, specializing in a wide array of advanced technologies and their commercialization. Mr. Goldman also serves as an advisor to a number of other technology companies. In addition, for eight years, Mr. Goldman served as Chairman of the Board of a group of TV stations in four mid-size cities across the country. Mr. Goldman received a B.A. from the University of Michigan in 1967 and a J.D. from the University of Michigan in 1970.
Marnix L. Bosch, Ph.D. joined us in 2000, and serves as our Chief Technical Officer. In this capacity, Dr. Bosch plays a key role in the preparation and submission of our regulatory applications, as well as ongoing development of our product lines, and ongoing development and/or acquisition of new technologies. Dr. Bosch led the process of designing the protocols, and managed the successful preparation and submission of our Investigational New Drug (IND) applications for FDA approval to conduct clinical trials for prostate cancer, brain cancer, ovarian cancer and multiple other cancers. He also led the processes for other regulatory submissions in both the U.S. and abroad (including the successful applications for orphan drug status in both the U.S. and Europe for DCVax-L for brain cancer). He spearheaded the development of our manufacturing and quality control processes, and is working with Cognate BioServices, Inc. and Advent BioServices Ltd. on next-generation further development of these processes. Prior to joining us in 2000, Dr. Bosch worked at the Dutch National Institutes of Health (RIVM) as head of the Department of Molecular Biology, as well as in academia as a professor of Pathobiology. He has authored more than 40 peer-reviewed research publications in immunology and virology, and is an inventor on several patent applications on dendritic cell product manufacturing.
Jean M. Davis joined us in December 2019, and serves as our Chief Financial Officer, Chief Accounting Officer and Interim Chief Information Officer. Ms. Davis is a Certified Public Accountant, Certified Sarbanes-Oxley Expert, Certified Internal Auditor and Certified Project Management Professional. Ms. Davis brings to the Company over 24 years of experience assisting both national and multi-national, public and private companies with their finance and accounting functions, financial reporting, compliance with financial, industry-specific and federal regulations and related matters. Ms. Davis obtained her Master of Science in Business with a concentration in Finance and Accounting from Johns Hopkins University. Prior to joining the Company, Ms. Davis served as a Risk Advisory Senior Manager of BDO USA LLP, focused on assisting public national and multi-national companies to comply with Sarbanes-Oxley requirements and the remediation of identified internal control deficiencies. While at BDO in 2019, Ms. Davis assisted the Company with its SOX Section 404 evaluation of internal controls. From 2001 to 2018, Ms. Davis performed as an Audit Senior Manager and Project Manager at Cotton & Company LLP. Prior to Cotton & Company, Ms. Davis served as the Risk Management and Internal Audit Director at a public telecommunications company. Ms. Davis also worked previously at Deloitte & Touche LLP.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information concerning compensation paid or accrued to our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2019 and 2018.
The dollar values listed in the table for option awards are a non-cash accounting measure (based on the Black Scholes formula, under which high volatility of share price contributes to high valuations) and do not constitute intrinsic or exercise value for the options. The options generally had no intrinsic or exercise value when they were awarded, and they currently still have limited intrinsic or exercise value.
The options were awarded at prices that were generally at or above the market price or the price paid by unrelated investors for the Company’s shares at the time of the award ($0.22 per share in 2019 and $0.23 or $0.25 per share in 2018). As such, the options have no meaningful value to the recipients unless and until the market price of the Company’s shares rises significantly above the exercise price of the options.
Name and Principal Position	Year	Salary ($)	Bonus (S)	Option Awards ($)(1)	Total ($)
Linda F. Powers Chairperson, President & Chief Executive Officer	2019	$502,000	$100,000	$—	$602,000
	2018	$502,000	$—	$6,698,000	$7,200,000
Alton L. Boynton, Ph.D. Chief Scientific Officer and Secretary	2019	$325,000	$20,000	$—	$345,000
	2018	$325,000	$—	$1,528,000	$1,853,000
Leslie Goldman Senior Vice President, General Counsel	2019	$375,000	$67,000	$—	$442,000
	2018	$375,000	$—	$4,186,000	$4,561,000
Marnix L. Bosch, Ph.D.(2) Chief Technical Officer	2019	$397,000	$—	$—	$397,000
	2018	$375,000	$—	$260,000	$635,000
Jean M. Davis(3) Chief Financial Officer, Chief Accounting Officer and Interim Chief Information Officer	2019	$16,000	$—	$500,000	$516,000

(1)
Represents the aggregate grant date fair value of stock options granted during the fiscal year, calculated in accordance with Accounting Standards Codification, 718, Compensation-Stock Compensation. Certain assumptions used to calculate the valuation of the awards are set forth in Management’s Discussion and Analysis in our 2019 Annual Report.

(2)
Dr. Bosch was relocated to our subsidiary in Netherlands effective August 1, 2019. His new annual salary is approximately $420,000 (EUR 375,000).

(3)
Ms. Davis’ annual salary is $265,000 effective December 9, 2019.

Outstanding Equity Awards at Fiscal Year-End
The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2019:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Linda F. Powers Chief Executive Officer and President	37,495,653(1)	1,704,347	0.23	5/28/2028
Alton Boynton Chief Scientific Officer and Secretary	3,402,935(2)	—	0.25	6/13/2027
	4,686,959(3)	213,041	0.23	5/28/2028
	2,472,557(4)	494,508	0.23	8/31/2028
Leslie J. Goldman Senior Vice President and General Counsel	23,434,776(5)	1,065,224	0.23	5/28/2028
Marnix L. Bosch Chief Technical Officer	31,770(6)	21,355	11.20	6/23/2022
	15,625(7)	—	8.80	8/20/2022
	7,940,182(8)	—	0.25	6/13/2027
Jean M. Davis Chief Financial Officer, Chief Accounting Officer and Interim Chief Information Officer	—(9)	3,000,000	0.22	12/9/2029

(1)
On May 28, 2018, we granted 39,200,000 stock options to Ms. Powers. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% have been vesting over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company, subject to acceleration upon the occurrence of certain achievement milestones. During the year ended December 31, 2018, a performance milestone was achieved and the Company accelerated vesting on 9,800,000 of the stock options granted to Ms. Powers. The remaining unvested portions of the options are subject to accelerated vesting upon (i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) a decision by the Board, in its discretion or (v) the death of the recipient.

(2)
On June 13, 2017, we granted 3,402,935 stock options to Dr. Boynton under the Second Amended and Restated Northwest Biotherapeutics, Inc. 2007 Stock Plan (the “2007 Stock Option Plan”). The options are exercisable at a price of $0.25 per share, and had a 5-year exercise period when originally granted (which was subsequently extended to 10 years). 50% of the options vested on the grant date, and 50% vested over a 24-month period in equal monthly installments, provided that the recipient continued to be employed by the Company. On January 14, 2018, we extended the term of the options from 5-year to 10-year.

(3)
On May 28, 2018, we granted 4,900,000 stock options to Dr. Boynton. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% have been vesting over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company, subject to acceleration upon the occurrence of certain achievement milestones. During the year ended December 31, 2018, a performance milestone was achieved and the Company accelerated vesting on 1,225,000 of the stock options granted to Dr. Boynton. The remaining unvested portions of the options are subject to accelerated vesting upon

(i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) a decision by the Board, in its discretion or (v) the death of the recipient.
(4)
On August 31, 2018, we granted 2,967,065 stock options to Dr. Boynton. The options are exercisable at a price of $0.23 per share, and have a 10-year exercise period. The vesting terms are the same as for the options granted on May 28, 2018.

(5)
On May 28, 2018, we granted 24,500,000 stock options to Mr. Goldman. The options are exercisable at a price of  $0.23 per share, and have a 10-year exercise period. 50% of the options vested on the grant date, and 50% have been vesting over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company, subject to acceleration upon the occurrence of certain achievement milestones. During the year ended December 31, 2018, a performance milestone was achieved and the Company accelerated vesting on 6,125,000 of the stock options granted to Mr. Goldman. The remaining unvested portions of the options are subject to accelerated vesting upon (i) a change of effective control of the Company, (ii) the filing of the first Biologics License Application or other application for product approval in any jurisdiction, (iii) completion of any randomized clinical trial that meets its endpoint(s) (Phase II or Phase III), (iv) a decision by the Board, in its discretion or (v) the death of the recipient.

(6)
The options were granted under the 2007 Stock Option Plan. 1,250 options vested each month until May 31, 2013. In addition, 6,250 options vest upon each of Swiss Approval, full Enrollment in Phase II Glioblastoma Multiforme clinical study and FDA approval of NDA.

(7)
The options were granted under the 2007 Stock Option Plan. This option grant vested over the balance of 2009 with 7,813 options vesting on the grant date and the remainder of the options vesting on December 31, 2009.

(8)
On June 13, 2017, we awarded 7,940,182 options to Dr. Bosch under the 2007 Stock Plan. The options are exercisable at a price of  $0.25 per share, and have a 5-year exercise period. 50% of the options vested on the grant date, and 50% vested over a 24-month period in equal monthly installments. On January 14, 2018, we extended the term of the options from 5-year to 10-year.

(9)
On December 9, 2019, we granted 3,000,000 stock options to Ms. Davis pursuant to her employment agreement. The options are exercisable at a price of $0.22 per share, and have a 10-year exercise period. 1,750,000 stock options are vesting on a pro-rata monthly basis over the first 36 months of employment, and 1,250,000 stock options will vest based upon performance-based milestones.

Employment Agreements
The Company entered into employment agreements with each of Ms. Powers, Dr. Boynton, Mr. Goldman and Dr. Bosch in 2011 and with Ms. Davis in 2019. The 2011 agreements have expired and the Company intends to enter into new employment agreements with such executives. Pursuant to Ms. Davis’s employment agreement, which became effective December 9, 2019, she was appointed Chief Financial Officer, Chief Accounting Officer and Interim Chief Information Officer of the Company. The agreement provides that she will earn a salary of  $265,000 per year, payable in accordance with the Company’s standard payroll practices. The compensation package also includes the right to receive an award of 1,750,000 stock options that vest on a pro-rata monthly basis over the first 36 months of employment and 1,750,000 stock options that will vest based on the achievement of performance-based milestones mutually agreed by the Company and Ms. Davis. As of the filing date of this proxy statement, the Company has not yet granted to Ms. Davis 500,000 of the 1,750,000 performance-based stock options because management has yet to assign the relevant performance metrics to such stock options. None of the named executive officers is entitled to severance payments or other benefits upon the termination of employment or following a change of control of the Company except for the accelerated vesting of outstanding equity awards described in the footnotes to the Outstanding Equity Awards at Fiscal Year-End table above for Ms. Powers, Dr. Boynton and Mr. Goldman.

DIRECTOR COMPENSATION
The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2019.
Name	Year	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Option Awards ($)(1)	Total ($)
Dr. Navid Malik	2019	150,000	—	—	150,000
Jerry Jasinowski	2019	150,000	—	—	150,000
J. Cofer Black	2019	150,000	—	—	150,000

(1)
As of December 31, 2019, our non-executive directors held the following number of stock options: Dr. Malik: 9,065,000, Mr. Jasinowski: 4,900,000 and Ambassador Black: 1,715,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Advent BioServices, Ltd.
Advent BioServices, Ltd. (“Advent”) is a related party based in the U.K. and owned by Toucan Capital Fund III in 2018. Our Chairperson and Chief Executive Officer, Linda F. Powers, is a managing director of Toucan Capital Fund III. Advent was previously the U.K. branch of Cognate until it was spun off from Cognate in late 2016. Since then, Advent has operated independently of Cognate, providing manufacturing and related services for production of DCVax-L products for Europe. On May 14, 2018, the Company entered into a DCVax®-L Manufacturing and Services Agreement with Advent, which is described in Note 10 of the financial statements included in the Company’s 2019 Annual Report. On November 8, 2019, the Company entered into an Ancillary Services Agreement with an eight month term for the U.K. Facility Development Activities and Compassionate Use Program Activities, which is described in Note 10 of the financial statements included in the Company’s 2019 Annual Report. The total amount paid by the Company to Advent during 2019 was $6,089,385.
Related-Party Transaction Approval Policy
Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of  $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with any person who is, or at any time since the beginning of the Company’s fiscal year was, a director or executive officer or a nominee to become a director of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member or person sharing the household of any of the foregoing persons, any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, is subject to approval or ratification in accordance with the procedures of the Company’s Related-Party Transaction Policy. Any transactions with officers, directors or 5% stockholders are on market-based terms, and are approved by a majority of our independent and disinterested directors.
Conflicts Committee
The Conflicts Committee of the Board reviews and approves all related-party matters and transactions for potential conflicts of interests and reasonableness, as described in the Corporate Governance Matters section above. The Conflicts Committee’s one-time review and approval of any series of similar related-party transactions (such as a series of transactions governed by a single contract) suffices to satisfy this policy with respect to each and every transaction in the series.
Report of the Audit Committee
As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2019. The Audit Committee has discussed with Marcum LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has received the written disclosures and letter from Marcum LLP, our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements was compatible with maintaining Marcum LLP’s independence.
Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.
THE AUDIT COMMITTEE
Jerry Jasinowski
Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees Paid to Marcum LLP
Marcum LLP served as our independent public accounting firm for the fiscal years ended December 31, 2016, 2017 and 2018 and was engaged to serve in such capacity for 2019.
Audit Fees
The aggregate fees billed and unbilled for the fiscal years ended December 31, 2019 and billed for 2018 for professional services rendered by Marcum for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $608,000 and $654,050, respectively.
Audit-Related Fees
There were no fees billed in the fiscal years ended December 31, 2019 and 2018 for assurance and related services rendered by Marcum related to the performance of the audit or review of our financial statements.
Tax and Other Non-Audit Professional Services
There were no fees billed in the fiscal years ended December 31, 2019 and 2018 for professional services rendered by Marcum for tax related services or other non-audit professional services fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2019 and 2018.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our stock, or “Reporting Persons,” to file with the SEC initial reports of ownership and changes in ownership of our stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that during our fiscal year ended December 31, 2019 all Reporting Persons timely complied with all applicable filing requirements, except that one Form 3 to report the initial beneficial ownership of securities for Jean M. Davis was not filed on a timely basis due to administrative error.
Stockholder Proposals for the Next Annual Meeting of Stockholders
Proposals of stockholders intended to be included in our proxy materials for the next annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the 120th day prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our corporate secretary must receive such notice no earlier than 150 days and no later than 120 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the next annual meeting of stockholders will be held is changed by more than 30 calendar days from the date of the Annual Meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.

ADDITIONAL INFORMATION
Communication with the Board of Directors
All communications should be in written form and directed to our corporate secretary at the following email address: corpsecretary@nwbio.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY PHONE, ONLINE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED.
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
March 27, 2020

Northwest Biotherapeutics, Inc.

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically or telephonically before the meeting must be received by 1:00 A. M., Eastern Time, Saturday, April 18, 2020

Online
Before the Meeting vote at **www.investorvote.com/NWBO** or scan the QR code – login details are located in the shaded bar below.
During the Meeting vote at **www.meetingcenter.io/227204437**

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Sign up for electronic delivery at www.investorvote.com/NWBO

Annual Meeting Proxy Card

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	For	Withhold		For	Withhold
01 - Dr. Alton L. Boynton	☐	☐	02 - J. Cofer Black	☐	☐

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Northwest Biotherapeutics, Inc.Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.Annual Meeting Proxy Cardq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, FOR Proposal 2 and for 3 YEARS onAProposal 3.1. To elect two members to our Board of Directors to serve as Class I directors for a term of three years: +For WithholdFor Withhold01 - Dr. Alton L. Boynton02 - J. Cofer Black 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2020. For Against Abstain 3. To approve, on an advisory basis, of the frequency with which future advisory votes on executive compensation should be held. 3 Years 2 Years 1 Year Abstain 4. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. 037OCE 1 U P X 4 5 5 9 8 0 +

To access the meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — **NWBO2020**

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Proxy — Northwest Biotherapeutics, Inc.

Notice of Annual Meeting of Stockholders

Saturday, April 18, 2020 at 1:00 P.M. Eastern Time
Proxy Solicited by Board of Directors for Annual Meeting

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Online Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting via the Internet. ☐

q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qProxy — Northwest Biotherapeutics, Inc.Notice of Annual Meeting of StockholdersSaturday, April 18, 2020 at 1:00 P.M. Eastern TimeProxy Solicited by Board of Directors for Annual MeetingLinda F. Powers and Leslie J. Goldman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc. to be held at 1:00 p.m. Eastern Time on Saturday, April 18, 2020 via the Internet at www.meetingcenter.io/227204437, or at any postponement or adjournment thereof  (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable or unavailable to serve).Shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If a properly executed proxy is returned and no such directions are indicated, the Proxies will have authority to vote FOR the Class I Director nominees listed, FOR Proposal 2 and for 3 YEARS on Proposal 3.(Items to be voted appear on reverse side.)